Putnam VT Research Fund
The fund's portfolio
9/30/20 (Unaudited)

COMMON STOCKS (96.7%)(a)
	Shares	Value
Aerospace and defense (1.6%)
Boeing Co. (The)	421	$69,574
General Dynamics Corp.	879	121,680
Lockheed Martin Corp.	41	15,714
Northrop Grumman Corp.	623	196,550
Raytheon Technologies Corp.	5,696	327,748

		731,266
Air freight and logistics (0.5%)
FedEx Corp.	847	213,037

		213,037
Airlines (0.3%)
Southwest Airlines Co.	3,628	136,050

		136,050
Banks (1.2%)
Citigroup, Inc.	12,782	551,032

		551,032
Beverages (2.0%)
Coca-Cola Co. (The)	5,313	262,303
PepsiCo, Inc.	4,978	689,951

		952,254
Biotechnology (2.9%)
AbbVie, Inc.	6,894	603,845
Amgen, Inc.	1,214	308,550
Biogen, Inc.(NON)	721	204,533
Gilead Sciences, Inc.	1,297	81,957
Regeneron Pharmaceuticals, Inc.(NON)	324	181,369

		1,380,254
Building products (1.5%)
Carrier Global Corp.	5,935	181,255
Fortune Brands Home & Security, Inc.	3,344	289,323
Johnson Controls International PLC	5,559	227,085

		697,663
Capital markets (3.6%)
Charles Schwab Corp. (The)	7,647	277,051
E*Trade Financial Corp.	4,834	241,942
Goldman Sachs Group, Inc. (The)	2,764	555,481
Intercontinental Exchange, Inc.	2,280	228,114
KKR & Co., Inc. Class A	8,583	294,740
Quilter PLC (United Kingdom)	67,670	111,796

		1,709,124
Chemicals (1.3%)
Albemarle Corp.	571	50,979
Dow, Inc.	2,523	118,707
DuPont de Nemours, Inc.	1,123	62,304
Eastman Chemical Co.	599	46,794
Ecolab, Inc.	300	59,952
Linde PLC	143	34,053
Sherwin-Williams Co. (The)	350	243,859

		616,648
Construction materials (0.1%)
Summit Materials, Inc. Class A(NON)	2,166	35,826

		35,826
Containers and packaging (0.5%)
Avery Dennison Corp.	656	83,863
Ball Corp.	987	82,039
Packaging Corp. of America	525	57,251

		223,153
Diversified financial services (1.0%)
Berkshire Hathaway, Inc. Class B(NON)	1,663	354,119
Spartan Energy Acquisition Corp. (Rights)(NON)(F)	8,946	116,101

		470,220
Electric utilities (2.7%)
Duke Energy Corp.	515	45,608
Exelon Corp.	8,806	314,903
NextEra Energy, Inc.	1,462	405,793
NRG Energy, Inc.	16,515	507,671

		1,273,975
Electrical equipment (0.9%)
Eaton Corp. PLC	4,071	415,364

		415,364
Entertainment (2.2%)
Activision Blizzard, Inc.	10,948	886,241
Live Nation Entertainment, Inc.(NON)	2,900	156,252

		1,042,493
Equity real estate investment trusts (REITs) (1.5%)
Boston Properties, Inc.(R)	1,158	92,987
Gaming and Leisure Properties, Inc.(R)	11,963	441,794
Outfront Media, Inc.(R)	12,478	181,555

		716,336
Food and staples retail (1.9%)
BJ's Wholesale Club Holdings, Inc.(NON)	705	29,293
Costco Wholesale Corp.	794	281,870
Walmart, Inc.	4,230	591,819

		902,982
Food products (0.8%)
ConAgra Foods, Inc.	4,722	168,623
McCormick & Co., Inc. (non-voting shares)	969	188,083

		356,706
Health-care equipment and supplies (3.7%)
Abbott Laboratories	3,124	339,985
Baxter International, Inc.	2,468	198,477
Boston Scientific Corp.(NON)	5,769	220,433
Cooper Cos., Inc. (The)	451	152,041
Danaher Corp.	1,613	347,327
DexCom, Inc.(NON)	266	109,653
Intuitive Surgical, Inc.(NON)	252	178,804
Medtronic PLC	1,139	118,365
Zimmer Biomet Holdings, Inc.	698	95,026

		1,760,111
Health-care providers and services (2.2%)
Cigna Corp.	2,162	366,264
Humana, Inc.	288	119,200
UnitedHealth Group, Inc.	1,702	530,633

		1,016,097
Hotels, restaurants, and leisure (1.4%)
Aramark	3,041	80,434
Chipotle Mexican Grill, Inc.(NON)	170	211,431
Hilton Worldwide Holdings, Inc.	2,179	185,912
Penn National Gaming, Inc.(NON)(S)	1,459	106,069
Wynn Resorts, Ltd.	1,069	76,765

		660,611
Household products (2.2%)
Procter & Gamble Co. (The)	7,507	1,043,398

		1,043,398
Industrial conglomerates (1.3%)
3M Co.	873	139,837
General Electric Co.	12,939	80,610
Honeywell International, Inc.	1,323	217,779
Roper Technologies, Inc.	452	178,590

		616,816
Insurance (2.5%)
AIA Group, Ltd. (Hong Kong)	11,800	116,244
American International Group, Inc.	10,541	290,194
Assured Guaranty, Ltd.	11,281	242,316
AXA SA (France)	12,328	227,579
Prudential PLC (United Kingdom)	20,870	297,956

		1,174,289
Interactive media and services (4.8%)
Alphabet, Inc. Class A(NON)	892	1,307,315
Facebook, Inc. Class A(NON)	3,611	945,721

		2,253,036
Internet and direct marketing retail (5.7%)
Amazon.com, Inc.(NON)	760	2,393,035
Booking Holdings, Inc.(NON)	166	283,973

		2,677,008
IT Services (8.4%)
Fidelity National Information Services, Inc.	5,382	792,284
Fiserv, Inc.(NON)	8,072	831,820
Mastercard, Inc. Class A	1,916	647,934
PayPal Holdings, Inc.(NON)	4,274	842,106
Visa, Inc. Class A	3,191	638,104
WEX, Inc.(NON)	1,580	219,573

		3,971,821
Leisure products (0.3%)
Hasbro, Inc.	1,705	141,038

		141,038
Life sciences tools and services (1.6%)
Avantor, Inc.(NON)	5,800	130,442
Bio-Rad Laboratories, Inc. Class A(NON)	284	146,391
Illumina, Inc.(NON)	295	91,179
Thermo Fisher Scientific, Inc.	847	373,967

		741,979
Machinery (0.7%)
Deere & Co.	632	140,070
Otis Worldwide Corp.	3,310	206,610

		346,680
Media (1.2%)
Charter Communications, Inc. Class A(NON)	913	570,022

		570,022
Metals and mining (1.2%)
Anglo American PLC (United Kingdom)	6,052	146,147
Freeport-McMoRan, Inc. (Indonesia)	13,232	206,948
Newmont Corp.	2,983	189,271

		542,366
Multi-utilities (0.6%)
Ameren Corp.	2,258	178,563
Dominion Energy, Inc.	1,344	106,082

		284,645
Multiline retail (1.2%)
Dollar General Corp.	644	134,995
Target Corp.	2,621	412,598

		547,593
Oil, gas, and consumable fuels (1.7%)
BP PLC (United Kingdom)	57,768	167,724
Cairn Energy PLC (United Kingdom)(NON)	36,769	67,964
Cenovus Energy, Inc. (Canada)	60,843	237,149
Phillips 66	1,659	86,003
TOTAL SA (France)	4,842	166,241
Williams Cos., Inc. (The)	3,620	71,133

		796,214
Pharmaceuticals (3.1%)
Bristol-Myers Squibb Co.	2,389	144,033
Eli Lilly and Co.	2,105	311,582
Johnson & Johnson	3,129	465,846
Merck & Co., Inc.	4,543	376,842
Pfizer, Inc.	4,724	173,371

		1,471,674
Professional services (0.4%)
CoStar Group, Inc.(NON)	216	183,278

		183,278
Road and rail (1.8%)
Old Dominion Freight Line, Inc.	679	122,845
Union Pacific Corp.	3,608	710,307

		833,152
Semiconductors and semiconductor equipment (5.8%)
Advanced Micro Devices, Inc.(NON)	5,212	427,332
Cree, Inc.(NON)(S)	4,229	269,556
Monolithic Power Systems, Inc.	1,477	412,984
NVIDIA Corp.	513	277,646
NXP Semiconductors NV	5,918	738,626
Texas Instruments, Inc.	4,317	616,424

		2,742,568
Software (8.6%)
Adobe, Inc.(NON)	1,768	867,080
Microsoft Corp.	12,886	2,710,310
Salesforce.com, Inc.(NON)	2,085	524,002

		4,101,392
Specialty retail (2.7%)
Advance Auto Parts, Inc.	404	62,014
Burlington Stores, Inc.(NON)	187	38,539
CarMax, Inc.(NON)	1,927	177,111
Home Depot, Inc. (The)	3,364	934,216
TJX Cos., Inc. (The)	1,301	72,401

		1,284,281
Technology hardware, storage, and peripherals (4.3%)
Apple, Inc.	17,604	2,038,719

		2,038,719
Textiles, apparel, and luxury goods (0.7%)
Levi Strauss & Co. Class A	3,753	50,290
NIKE, Inc. Class B	2,297	288,365

		338,655
Tobacco (0.5%)
Altria Group, Inc.	5,959	230,256

		230,256
Trading companies and distributors (0.6%)
United Rentals, Inc.(NON)	1,139	198,756
Yellow Cake PLC 144A (United Kingdom)(NON)	28,761	73,819

		272,575
Wireless telecommunication services (1.0%)
T-Mobile US, Inc.(NON)	4,255	486,602

		486,602

Total common stocks (cost $36,689,689)		$45,551,259

CONVERTIBLE PREFERRED STOCKS (0.2%)(a)
	Shares	Value
KKR & Co., Inc. $3.00 cv. pfd.(NON)	1,561	$81,172

Total convertible preferred stocks (cost $78,050)		$81,172

SHORT-TERM INVESTMENTS (4.2%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.22%(AFF)	Shares	300,000	$300,000
Putnam Short Term Investment Fund Class P 0.21%(AFF)	Shares	1,504,264	1,504,264
U.S. Treasury Bills 0.145%, 10/8/20(SEG)		$50,000	49,999
U.S. Treasury Cash Management Bills 0.107%, 12/15/20(SEG)		100,000	99,979

Total short-term investments (cost $1,954,241)			$1,954,242
TOTAL INVESTMENTS

Total investments (cost $38,721,980)			$47,586,673

	FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $4,548,388) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Canadian Dollar	Sell	10/21/20	$128,054	$125,601	$(2,453)
	Barclays Bank PLC
		British Pound	Sell	12/16/20	748,627	773,058	24,431
		Euro	Sell	12/16/20	288,909	292,377	3,468
	Citibank, N.A.
		British Pound	Buy	12/16/20	215,074	222,051	(6,977)
		Euro	Sell	12/16/20	107,343	108,626	1,283
	Goldman Sachs International
		British Pound	Sell	12/16/20	686,532	709,554	23,022
		Canadian Dollar	Buy	10/21/20	224,414	219,872	4,542
	HSBC Bank USA, National Association
		Euro	Sell	12/16/20	114,507	115,867	1,360
	JPMorgan Chase Bank N.A.
		British Pound	Buy	12/16/20	152,721	157,682	(4,961)
		Canadian Dollar	Sell	10/21/20	478,870	469,077	(9,793)
		Norwegian Krone	Buy	12/16/20	1,083	1,135	(52)
		Swiss Franc	Sell	12/16/20	95,541	96,655	1,114
	State Street Bank and Trust Co.
		British Pound	Buy	12/16/20	306,473	317,293	(10,820)
		Canadian Dollar	Buy	10/21/20	63,013	61,720	1,293
		Hong Kong Dollar	Sell	11/18/20	120,083	120,071	(12)
		Israeli Shekel	Buy	10/21/20	380	378	2
	UBS AG
		British Pound	Buy	12/16/20	217,785	224,904	(7,119)
		Euro	Buy	12/16/20	48,034	48,609	(575)
		Swiss Franc	Buy	12/16/20	95,759	96,853	(1,094)
	WestPac Banking Corp.
		British Pound	Sell	12/16/20	327,903	338,528	10,625
		Euro	Buy	12/16/20	47,917	48,477	(560)

	Unrealized appreciation						71,140

	Unrealized (depreciation)						(44,416)

	Total						$26,724
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/20 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	7	$1,177,050	$1,173,200	Dec-20	$7,073

Unrealized appreciation					7,073

Unrealized (depreciation)					—

Total					$7,073

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/20 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$612,701	$600,993	$—	12/15/20	1 month USD-LIBOR-BBA minus 0.58% — Monthly	Russell 2000 Total Return Index — Monthly	$11,635

Upfront premium received		—	Unrealized appreciation			11,635

Upfront premium (paid)		—	Unrealized (depreciation)			—

Total		$—			Total	$11,635

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2020 through September 30, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $47,083,517.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/20
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$503,850	$7,497,535	$7,701,385	$4,910	$300,000
	Putnam Short Term Investment Fund**	752,996	7,178,797	6,427,529	3,522	1,504,264

	Total Short-term investments	$1,256,846	$14,676,332	$14,128,914	$8,432	$1,804,264
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $300,000, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $300,372.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $84,992.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $126,231 to cover certain derivative contracts and the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $40,164 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$4,352,153	$—	$—
Consumer discretionary	5,649,186	—	—
Consumer staples	3,485,596	—	—
Energy	394,285	401,929	—
Financials	3,034,989	753,575	116,101
Health care	6,370,115	—	—
Industrials	4,372,062	73,819	—
Information technology	12,854,500	—	—
Materials	1,271,846	146,147	—
Real estate	716,336	—	—
Utilities	1,513,012	45,608	—

Total common stocks	44,014,080	1,421,078	116,101
Convertible preferred stocks	81,172	—	—
Short-term investments	1,504,264	449,978	—

Totals by level	$45,599,516	$1,871,056	$116,101
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$26,724	$—
Futures contracts	7,073	—	—
Total return swap contracts	—	11,635	—

Totals by level	$7,073	$38,359	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	5
Forward currency contracts (contract amount)	$4,600,000
OTC total return swap contracts (notional)	$540,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com